UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

EVO Transportation & Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54218	37-1615850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8285 West Lake Pleasant Parkway, Peoria, AZ 85382

(Address of principal executive offices)

877-973-9191

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosures set forth in Items 2.01, 3.02 and 5.02 below are hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Acquisition Option Agreement

On January 4, 2019 but effective January 2, 2019, EVO Transportation & Energy Services, Inc., a Delaware corporation (the “Company”), Sheehy Enterprises, Inc., a Wisconsin corporation (“Sheehy Enterprises”), John Sheehy, and Robert Sheehy (the “Sheehy Shareholders”) consummated the transactions contemplated by that certain Acquisition Option Agreement dated September 5, 2018 (the “Option Agreement”), by and among the Company, Sheehy Enterprises and the Sheehy Shareholders. Pursuant to the Exchange Agreement, the Company acquired all of the outstanding equity interests in Sheehy Mail, Inc., a Wisconsin corporation (the “Sheehy Mail Interests”) from the Sheehy Shareholders for 2,240,000 shares of Company common stock.

Pursuant to the Option Agreement, on January 4, 2019, Sheehy Enterprises and Sheehy Mail entered into an equipment lease agreement with an effective date of January 2, 2019 (the “Equipment Lease”), whereby Sheehy Enterprises agreed to lease to Sheehy Mail certain truck and trailer equipment owned by Sheehy Enterprises. The Equipment Lease provides for monthly payments of approximately $90,000 and a term of 48 months.

Sheehy Enterprises and Sheehy Mail are affiliates of John Sheehy. Mr. Sheehy has served as chief operating officer of the Company since September 5, 2018, the date of the Option Agreement. The amount of consideration payable to Sheehy Enterprises in connection with the sale of the Sheehy Mail Interests was determined by arms-length negotiations between the Company and Sheehy Enterprises prior to John Sheehy’s appointment as the Company’s chief operating officer, and not pursuant to any specific formula or principle.

The Option Agreement is described more fully in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 17, 2018. The description set forth above of the Lease Agreement is not complete and is subject to and qualified in its entirety by reference to the text of the Lease Agreement, a copy of which is filed herewith as Exhibit 10.1 and the terms of which are incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities.

As consideration for the Sheehy Interests and pursuant to a subscription agreement with Sheehy Enterprises, on January 4, 2019, the Company issued 2,240,000 shares of common stock, par value $0.0001 per share, to Sheehy Enterprises. The issuance of common stock was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, because the issuance did not involve a public offering, the recipient took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. The Company did not pay underwriter discounts or commissions in connection with the foregoing transaction.

The description set forth above of the subscription agreement is not complete and is subject to and qualified in its entirety by reference to the text of the subscription agreement, a copy of which is filed herewith as Exhibit 10.2 and the terms of which are incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 John Sheehy Employment Agreement

On January 4, 2019, the Company entered into an executive employment agreement effective January 1, 2019 (the “Sheehy Employment Agreement”) with John Sheehy pursuant to which John Sheehy will continue to serve as the chief operating officer of the Company. The Sheehy Employment Agreement provides for an initial term of four years, with automatic extensions (absent notice to the contrary) of one year upon the expiration of the initial term or any renewal term. Under the Sheehy Employment Agreement, Mr. Sheehy will be entitled to base compensation of $250,000 per year, incentive compensation based on Mr. Sheehy’s performance as determined by the Company’s board of directors and awards of stock options pursuant to any plans or arrangements the Company may have in effect from time to time.

If Mr. Sheehy is terminated without cause or he resigns with good reason, he will be entitled to receive severance, subject to his execution and non-revocation of a release of claims in favor of the Company and its officers, directors and affiliates, equal to any unpaid base salary, reimbursement for unpaid expenses and all other accrued payments or benefits through his termination date, plus the greater of: (1) his monthly base salary at the level in effect immediately prior to his termination date, multiplied by number of full or partial months, if any, in the period beginning on his termination date and ending on the date his initial employment term would have ended, if later than his termination date or (2) one-half of his annual base salary at the level in effect immediately prior to his termination date.

The Sheehy Employment Agreement also includes a customary confidentiality covenant and two-year post-termination nonsolicitation and non-interference covenants.

The description set forth above of the Sheehy Employment Agreement is not complete and is subject to and qualified in its entirety by reference to the text of the subscription agreement, a copy of which is filed herewith as Exhibit 10.3 and the terms of which are incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: The Company intends to file financial statements required by this Item 9.01(a) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(b)	Pro Forma Financial Information: The Company intends to file the pro forma financial information that is required by this Item 9.01(b) under the cover of an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date on which this Form 8-K was required to be filed.

(d)	Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Equipment Lease Agreement dated January 2, 2019 between Sheehy Enterprises, Inc. and Sheehy Mail, Inc.
10.2	Subscription Agreement dated January 2, 2019 between EVO Transportation & Energy Services, Inc. and Sheehy Enterprises, Inc.
10.3	Employment Agreement dated January 2, 2019 between EVO Transportation & Energy Services, Inc. and John Sheehy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2019	By:	/s/ John P. Yeros
	Its:	Chief Executive Officer

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